UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2007

Annual Report
to Shareholders

DWS Inflation Protected Plus Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund's value. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. The fund is subject to interest rate risk, which means that the value of inflation-indexed bonds and other fixed income securities held by the fund generally will decline as interest rates rise. The full faith and credit guarantee of the US government, which attaches to certain securities that the fund invests in, doesn't protect the fund against interest rate risk. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. There can be no assurance that the fund will meet its objective or that any strategy employed by the fund will be successful. Please see the prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 1.79%, 2.55%, 2.37% and 1.31% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/07
DWS Inflation Protected Plus Fund	1-Year	Life of Fund*
Class A	5.78%	4.20%
Class B	5.01%	3.45%
Class C	4.90%	3.46%
Institutional Class	6.05%	4.48%
Lehman Brothers US Treasury: US TIPS Index+	4.90%	4.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/07	$ 9.97	$ 10.02	$ 10.02	$ 9.97
9/30/06	$ 9.91	$ 9.95	$ 9.96	$ 9.91
Distribution Information: Twelve Months as of 9/30/07: Income Dividends	$ .48	$ .40	$ .40	$ .50
Capital Gain Distributions	$ .01	$ .01	$ .01	$ .01
Class A Lipper Rankings — Treasury Inflation Protected Securities Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	6	of	126	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Inflation Protected Plus Fund — Class A [] Lehman Brothers US Treasury: US TIPS Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/07
DWS Inflation Protected Plus Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$10,287	$10,657
	Average annual total return	2.87%	2.90%
Class B	Growth of $10,000	$10,201	$10,484
	Average annual total return	2.01%	2.15%
Class C	Growth of $10,000	$10,490	$10,786
	Average annual total return	4.90%	3.46%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $10,000	$10,490	$10,922
	Average annual total return	4.90%	4.16%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Lehman Brothers US Treasury: US Tips Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Inflation Protected Plus Fund — Institutional Class [] Lehman Brothers US Treasury: US TIPS Index+

Comparative Results as of 9/30/07
DWS Inflation Protected Plus Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,060,500	$1,102,400
	Average annual total return	6.05%	4.48%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $1,000,000	$1,049,000	$1,092,200
	Average annual total return	4.90%	4.16%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Lehman Brothers US Treasury: US Tips Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is 1.46% for Class S. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 9/30/07
DWS Inflation Protected Plus Fund	1-Year	Life of Fund*
Class S	5.87%	4.31%
Lehman Brothers US Treasury: US TIPS Index+	4.90%	4.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/07	$ 9.96
9/30/06	$ 9.90
Distribution Information: Twelve Months as of 9/30/07: Income Dividends	$ .49
Capital Gain Distributions	$ .01
Class S Lipper Rankings — Treasury Inflation Protected Securities Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	126	4

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Inflation Protected Plus Fund — Class S [] Lehman Brothers US Treasury: US TIPS Index+

Comparative Results as of 9/30/07
DWS Inflation Protected Plus Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$10,587	$10,984
	Average annual total return	5.87%	4.31%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $10,000	$10,490	$10,922
	Average annual total return	4.90%	4.16%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Lehman Brothers US Treasury: US Tips Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2007 to September 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,040.20	$ 1,037.10	$ 1,037.10	$ 1,041.50	$ 1,042.40
Expenses Paid per $1,000*	$ 4.60	$ 8.37	$ 8.43	$ 3.74	$ 3.33
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,020.56	$ 1,016.85	$ 1,016.80	$ 1,021.41	$ 1,021.81
Expenses Paid per $1,000*	$ 4.56	$ 8.29	$ 8.34	$ 3.70	$ 3.29
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Inflation Protected Plus Fund	.90%	1.64%	1.65%	.73%	.65%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Inflation Protected Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Inflation Protected Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

Joined the fund in 2005.

BIS, University of Minnesota.

Robert Wang

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2005.

BS, The Wharton School, University of Pennsylvania.

Matthew F. MacDonald

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

Senior Portfolio Manager for Quantitative Strategies: New York.

Joined the fund in 2007.

BA and MBA, University of Miami.

In the following interview, Portfolio Managers Bill Chepolis and Matthew MacDonald discuss strategy for DWS Inflation Protected Plus Fund during the annual reporting period ended September 30, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS Inflation Protected Plus Fund perform during the annual period?

A: The fund's Class A shares produced a total return of 5.78% for the 12 months ended September 30, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 10 for the performance of other share classes and more complete performance information.) The fund's benchmark, the Lehman Brothers US Treasury: US TIPS Index, produced a total return of 4.90% for the same period.1 The average return for the Lipper Treasury Inflation Protected Securities Funds (TIPS) category for the 12 months was 3.97%.2

1 The Lehman Brothers US Treasury: US TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment-grade Baa3/BBB or higher by at least two rating agencies. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Treasury Inflation Protected Securities Funds (TIPS) category includes funds that invest at least 80% of their assets in inflation-protected securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Treasury Inflation Protected Securities Funds category. For the one-year period this category's average was 3.97% (126 funds), as of September 30, 2007. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Please describe the market environment for the fund over the 12-month period.

A: Expectations with respect to interest rates and inflation shifted dramatically over the course of the year. Early in the period, the bond market appeared to anticipate a move to ease interest rates, despite the US Federal Reserve Board's (the Fed's) reiteration of concerns over inflation. In particular, market participants focused heavily on softening in the housing sector, which has generated much speculation over a possible recession. The expectation of Fed easing was reflected in a yield curve that was actually inverted between two and 10 years, with shorter maturities providing higher yields than longer maturities.3 This also reflected a view that the economy was at some risk of faltering and that the likelihood of accelerating inflation was minimal. As the period progressed inflationary expectations picked up. This change in outlook was reflected by mid-period in a modest resteepening of the yield curve between two and 10 years, as longer-term Treasury yields began to reflect the possible impact of inflation on fixed returns.

The last quarter of the fiscal year was the most eventful and did the most to determine fixed-income investor returns. This period saw extreme volatility occasioned by the subprime mortgage crisis. As a result of the securitization of these mortgages, exposure to subprime defaults spread to a variety of fixed-income market participants globally. As investors sought to protect against risks that were difficult to assess, liquidity disappeared in the broader fixed-income markets. Ultimately, this risk aversion caused a period in July and August of 2007 of very high equity and bond market volatility as well as a flight to quality, the principal manifestation of which was increased interest in US Treasury securities. In addition, the yield curve reverted to a more typical upward slope, as bond market participants anticipated Fed easing of short-term rates and began again to demand compensation for the inflation risk of holding longer-term issues. For the full 12-month period, the two-year Treasury note yield fell 70 basis points from 4.69% to 3.99%, while the 10-year Treasury yield fell 4 basis points from 4.63% to 4.59%, for a total steepening of 66 basis points. (100 basis points equals one percentage point.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Q: Can you review inflation-indexed bonds and how they work?

A: An inflation-indexed bond is a special type of fixed-income security that is structured to provide protection against inflation. The most common example of such securities in the United States is the Treasury Inflation Protected Securities (TIPS). With TIPS, both the value of the interest income and principal paid on the security are adjusted to track changes in the Urban Consumer Price Index (CPI-U) or comparable inflation index. Interest income paid on the security is applied to the inflation-adjusted principal rather than the security's original face value.

As a result, during periods of inflation, every interest payment on a TIPS will be greater than the one before it. In periods of deflation, the opposite will be true. When TIPS mature, the investors receive the greater of either the inflation-adjusted principal or the original face value. It is important to note, however, that not all inflation-indexed bonds provide the guarantee of original face value of the bond.

To better understand inflation-indexed securities, consider the example in the accompanying box.

Suppose $1,000 is invested in a 10-year inflation-indexed bond with a 4% coupon rate.

If inflation is 3% during the following year, the face value would be adjusted to $1,030 and the annual interest payment would be $41.20 (4% of $1,030).

If inflation climbs by 3% again the following year, the principal would be adjusted to $1,060.90 ($1,030 x 1.03) and the interest payment would be $42.44 (4% of $1,060.90).

If inflation fell by 3% in the third year, the face value would be adjusted downward to $1,028.20 ($1,060 x 0.97).

Q: Can you review how you managed the fund and what helped or hurt performance?

A: The fund's core portfolio has generally been invested entirely in TIPS. In general, we strive to maintain a neutral duration (interest rate sensitivity relative to the index) as we believe that more value can be added through security selection and our global asset allocation overlay strategy, than by guessing the direction of interest rates.4 We manage the fund by holding a subset of securities meant to track or slightly outperform the Lehman Brothers US Treasury TIPS Index. We seek to approximate the yield curve exposure of the index by holding representative securities across the maturity spectrum. Performance of this sleeve was roughly in line with the index.

4 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

We have for the most part held Treasury TIPS, but may also, as conditions warrant, utilize either foreign bonds, domestically issued inflation-indexed bonds, or swaps on TIPS indices. In the second half of the period, we added our first position in a non-Treasury inflation-indexed security, issued by a government-sponsored entity, which provided the fund with incremental income. As the fund's asset base continues to grow through cash coming into the fund from investors, we are evaluating other opportunities as well, including adding exposure to high-quality corporate inflation-indexed securities.

Early in the period, the market was anticipating a decrease in inflation in view of easing commodity prices. This in turn lessened interest in TIPS, which carry low nominal coupons but whose face value is adjusted each year to a greater or lesser degree depending on the rate of inflation. As the period progressed, inflation concerns increased, and this led to improved performance for the TIPS market and the fund. Overall, TIPS provided solid returns with low volatility over the fiscal year.

Some other funds that seek to provide inflation protection include exposure to commodities or real estate-related holdings, which will of course influence the returns they provide. We had no exposure in these areas over the period, which helped our returns.

As part of our overall approach, we continue to seek to enhance total returns by employing our integrated Global Alpha Platform (iGAP) overlay strategy. The iGAP strategy involves using a highly structured and disciplined approach to identify and benefit from short- and medium-term disparities in the global bond and currency markets. Though there can be no guarantee, this management process is intended to create a portfolio of bond and currency positions that seeks to generate returns for the fund that exceed those that could be achieved without this global asset allocation strategy.

Q: What is your overall view of the investment environment for TIPS?

A: Core inflation has recently trended below 2%, and the TIPS market is currently pricing in a relatively low inflation rate going forward. We view TIPS as attractively valued at current levels. In our view, given the weakness in the dollar and continued high commodity demand from Asia and India, inflation is more likely to increase than decrease from current levels, which would help returns on TIPS.

Going forward, we will continue to closely monitor economic conditions as we seek to provide a high level of current income and relative stability of principal. For those concerned about the possible future impact of inflation on both stocks and traditional fixed-income securities, we believe our fund continues to offer a compelling diversification opportunity.

Portfolio Summary

Asset Allocation	9/30/07	9/30/06

Government & Agency Obligations	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Quality (Excludes Cash Equivalents)	9/30/07	9/30/06

US Government and Agencies	100%	100%
Effective Maturity (Excludes Cash Equivalents)	9/30/07	9/30/06

Less than 1 year	—	1%
1-4.99 years	42%	32%
5-9.99 years	23%	32%
Greater than 10 years	35%	35%
	100%	100%

Weighted average effective maturity: 10.5 and 10.1 years, respectively.

Asset Allocation, Quality and Effective Maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2007

	Principal Amount ($)	Value ($)

Government & Agency Obligations 93.7%
US Government Sponsored Agencies 9.7%
Federal National Mortgage Association, 3.5%*, 2/17/2009	3,815,000	3,743,431
US Treasury Obligations 84.0%
US Treasury Bill, 4.815%**, 10/18/2007 (a)	178,000	177,727
US Treasury Inflation-Indexed Bonds:
2.375%, 1/15/2025	10,056,046	10,144,821
3.375%, 4/15/2032	2,171,030	2,651,710
US Treasury Inflation-Indexed Notes:
2.0%, 1/15/2016	8,395,920	8,207,012
2.375%, 4/15/2011	2,098,880	2,112,489
3.0%, 7/15/2012	6,082,178	6,330,215
3.875%, 1/15/2009	2,857,793	2,916,288
		32,540,262
Total Government & Agency Obligations (Cost $35,806,258)		36,283,693
	Shares	Value ($)

Cash Equivalents 2.9%
Cash Management QP Trust, 5.14% (b) (Cost $1,120,534)	1,120,534	1,120,534
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $36,926,792)+	96.6	37,404,227
Other Assets and Liabilities, Net	3.4	1,334,782
Net Assets	100.0	38,739,009
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2007.
** Annualized yield at time of purchase, not a coupon rate.
+ The cost for federal income tax purposes was $37,276,399. At September 30, 2007, net unrealized appreciation for all securities based on tax cost was $127,828. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of tax cost over value of $127,828 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.
(a) At September 30, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

At September 30, 2007, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Canadian Government Bond	12/18/2007	14	1,579,960	1,582,486	2,526
10 Year US Treasury Note	12/19/2007	40	4,357,543	4,371,250	13,707
United Kingdom Treasury Bond	12/27/2007	5	1,092,658	1,093,995	1,337
Total unrealized appreciation					17,570

At September 30, 2007, open future contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Australian Bond	12/17/2007	18	1,615,078	1,577,775	37,303
10 Year Federal Republic of Germany Bond	12/6/2007	28	4,529,813	4,498,928	30,885
Total unrealized appreciation					68,188

The accompanying notes are an integral part of the financial statements.

The Fund had the following open forward foreign currency exchange contracts at September 30, 2007:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
JPY	373,869,000	USD	3,311,506	12/18/2007	25,323
USD	45,924	AUD	55,000	12/18/2007	2,716
USD	951,482	CAD	988,000	12/18/2007	42,758
USD	2,436,643	EUR	1,752,000	12/18/2007	65,332
USD	3,128,113	GBP	1,544,000	12/18/2007	25,288
USD	424,194	NOK	2,395,000	12/18/2007	19,750
USD	1,822,786	SGD	2,739,000	12/18/2007	31,789
Total unrealized appreciation					212,956
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CHF	3,721,000	USD	3,162,241	12/18/2007	(51,902)
SEK	4,428,000	USD	663,619	12/18/2007	(25,096)
Total unrealized depreciation					(76,998)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2007
Assets
Investments: Investments in securities, at value (cost $35,806,258)	$ 36,283,693
Investment in Cash Management QP Trust (cost $1,120,534)	1,120,534
Total investments, at value (cost $36,926,792)	37,404,227
Cash	16,741
Deposit with broker for open futures contracts	58,486
Receivable for Fund shares sold	886,791
Interest receivable	218,413
Unrealized appreciation on forward foreign currency exchange contracts	212,956
Receivable for daily variation margin on open futures contracts	68,682
Due from Advisor	10,173
Other assets	31,863
Total assets	38,908,332
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	76,998
Other accrued expenses and payables	92,325
Total liabilities	169,323
Net assets, at value	$ 38,739,009
Net Assets Consist of
Undistributed net investment income	651,108
Net unrealized appreciation (depreciation) on: Investments	477,435
Futures	85,758
Foreign currency	134,808
Accumulated net realized gain (loss)	(1,120,995)
Paid-in capital	38,510,895
Net assets, at value	$ 38,739,009

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($4,472,694 ÷ 448,547 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.97
Maximum offering price per share (100 ÷ 97.25 of $9.97)	$ 10.25

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($343,845 ÷ 34,330 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.02

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,359,223 ÷ 135,638 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.02
Class S Net Asset Value, offering and redemption price(a) per share ($5,255,627 ÷ 527,422 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.96

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($27,307,620 ÷ 2,739,444 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.97
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2007
Investment Income
Income: Interest	$ 1,366,537
Interest — Cash Management QP Trust	72,789
Total Income	1,439,326
Expenses: Management fee	119,044
Administration fee	50,000
Distribution service fees	16,371
Services to shareholders	9,537
Custodian fees	8,635
Auditing	92,683
Legal	7,862
Trustees' fees and expenses	4,567
Reports to shareholders	57,484
Registration fees	58,693
Other	4,445
Total expenses before expense reductions	429,321
Expense reductions	(216,839)
Total expenses after expense reductions	212,482
Net investment income	1,226,844
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(225,755)
Futures	(49,774)
Foreign currency	285,674
10,145
Change in net unrealized appreciation (depreciation) on: Investments	417,999
Futures	99,301
Foreign currency	143,868
661,168
Net gain (loss)	671,313
Net increase (decrease) in net assets resulting from operations	$ 1,898,157
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended September 30,
	2007	2006
Operations: Net investment income	$ 1,226,844	$ 1,314,522
Net realized gain (loss)	10,145	(604,781)
Change in net unrealized appreciation (depreciation)	661,168	(61,623)
Net increase (decrease) in net assets resulting from operations	1,898,157	648,118
Distributions to shareholders: Net investment income: Class A	(65,089)	(25,370)
Class B	(6,209)	(3,140)
Class C	(41,868)	(10,422)
Class S	(68,214)	(22,810)
Institutional Class	(1,220,212)	(1,082,516)
Net realized gains: Class A	(1,517)	—
Class B	(180)	—
Class C	(1,278)	—
Class S	(1,295)	—
Institutional Class	(29,358)	—
Fund share transactions: Proceeds from shares sold	22,280,086	17,378,171
Reinvestment of distributions	1,282,621	1,096,444
Cost of shares redeemed	(11,693,238)	(11,801,101)
Redemption fees	659	3,236
Net increase (decrease) in net assets from Fund share transactions	11,870,128	6,676,750
Increase (decrease) in net assets	12,333,065	6,180,610
Net assets at beginning of period	26,405,944	20,225,334
Net assets at end of period (including undistributed net investment income of $651,107 and $681,876, respectively)	$ 38,739,009	$ 26,405,944

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.91	$ 10.11	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.38	.47	.06
Net realized and unrealized gain (loss)	.17	(.25)	.07
Total from investment operations	.55	.22	.13
Less distributions from: Net investment income	(.48)	(.42)	(.02)
Net realized gains	(.01)	—	—
Total distributions	(.49)	(.42)	(.02)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 9.97	$ 9.91	$ 10.11
Total Return (%)[c,d]	5.78	2.30	1.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1.1
Ratio of expenses before expense reductions (%)	1.81	2.08	2.52*
Ratio of expenses after expense reductions (%)	.90	.90	.90*
Ratio of net investment income (%)	3.94	4.88	2.47*
Portfolio turnover rate (%)	167	331	28*
[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.95	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.31	.40	.04
Net realized and unrealized gain (loss)	.17	(.26)	.08
Total from investment operations	.48	.14	.12
Less distributions from: Net investment income	(.40)	(.31)	(.00)***
Net realized gains	(.01)	—	—
Total distributions	(.41)	(.31)	(.00)***
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 10.02	$ 9.95	$ 10.12
Total Return (%)[c,d]	5.01	1.46	1.21**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	.1	.1
Ratio of expenses before expense reductions (%)	2.58	2.81	3.26*
Ratio of expenses after expense reductions (%)	1.65	1.65	1.65*
Ratio of net investment income (loss) (%)	3.19	4.13	1.72*
Portfolio turnover rate (%)	167	331	28*
[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.96	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.31	.40	.04
Net realized and unrealized gain (loss)	.16	(.25)	.08
Total from investment operations	.47	.15	.12
Less distributions from: Net investment income	(.40)	(.31)	(.00)***
Net realized gains	(.01)	—	—
Total distributions	(.41)	(.31)	(.00)***
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 10.02	$ 9.96	$ 10.12
Total Return (%)[c,d]	4.90	1.58	1.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.1
Ratio of expenses before expense reductions (%)	2.46	2.71	3.26*
Ratio of expenses after expense reductions (%)	1.65	1.66	1.65*
Ratio of net investment income (loss) (%)	3.19	4.12	1.72*
Portfolio turnover rate (%)	167	331	28*
[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.90	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.40	.48	.06
Net realized and unrealized gain (loss)	.16	(.26)	.08
Total from investment operations	.56	.22	.14
Less distributions from: Net investment income	(.49)	(.44)	(.02)
Net realized gains	(.01)	—	—
Total distributions	(.50)	(.44)	(.02)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 9.96	$ 9.90	$ 10.12
Total Return (%)[c]	5.87	2.32	1.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	1.2
Ratio of expenses before expense reductions (%)	1.47	1.79	2.39*
Ratio of expenses after expense reductions (%)	.75	.80	.80*
Ratio of net investment income (%)	4.08	4.98	2.57*
Portfolio turnover rate (%)	167	331	28*
[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.91	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.41	.50	.07
Net realized and unrealized gain (loss)	.16	(.26)	.07
Total from investment operations	.57	.24	.14
Less distributions from: Net investment income	(.50)	(.45)	(.02)
Net realized gains	(.01)	—	—
Total distributions	(.51)	(.45)	(.02)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 9.97	$ 9.91	$ 10.12
Total Return (%)[c]	6.05	2.50	1.43**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	23	20
Ratio of expenses before expense reductions (%)	1.36	1.67	2.12*
Ratio of expenses after expense reductions (%)	.65	.65	.65*
Ratio of net investment income (%)	4.19	5.13	2.72*
Portfolio turnover rate (%)	167	331	28*
[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Inflation Protected Plus Fund (the "Fund") is a diversified series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders, transfer agent fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income which is distributed to shareholders annually. Investors will receive their inflation-adjusted principal at maturity.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2007, the Fund had a net tax basis capital loss carryforward of approximately $723,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2015, whichever occurs first.

In addition, from November 1, 2006 through September 30, 2007, the Fund incurred approximately $33,000 of net realized capital losses. As permitted by the tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2008.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Distributions are declared daily and distributed to shareholders monthly from net investment income. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 756,106
Capital loss carryforwards	$ (723,000)
Net unrealized appreciation (depreciation) on investments	$ 127,828

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2007	2006
Distributions from ordinary income*	$ 1,415,547	$ 1,092,800
Distributions from long-term capital gains	$ 19,673	$ 51,458
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $57,494,547 and $47,000,647, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the previous investment management agreement for the Fund, except for the named investment advisor.

Management Agreement. Under the Amended and Restated Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

For the period October 1, 2006 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.80%
Institutional Class	.65%

Accordingly, for the year ended September 30, 2007, the Advisor waived $119,044 of its management fee, which resulted in an annual effective rate of 0.00% of the Fund's daily average net assets.

In addition, for the year ended September 30, 2007, the Advisor reimbursed $42,553 of other expenses to the Fund.

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and proxy expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.70%
Institutional Class	.65%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets or $50,000 minimum per year, whichever is greater, computed and accrued daily and payable monthly. For the year ended September 30, 2007, the Advisor received an Administration fee of $50,000, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended September 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2007
Class A	$ 3,322	$ 3,055	$ 59
Class B	400	396	4
Class C	983	983	—
Class S	1,731	—	416
Institutional Class	260	—	97
	$ 6,696	$ 4,434	$ 576

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2007
Class B	1,383	206
Class C	8,362	789
	$ 9,745	$ 995

In addition, DWS-SDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2007, the shareholder servicing fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Unpaid at September 30, 2007	Annual Effective Rate
Class A	$ 3,550	$ —	$ 678.23%
Class B	445	—	64.24%
Class C	2,631	129	386.22%
	$ 6,626	$ 129	$ 1,128

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2007 aggregated $7,191.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2007, the CDSC for Class B and Class C shares aggregated $3 and $1,200, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. There were no CDSC fees for Class A shares for the year ended September 30, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $40,589, of which $8,729 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2007, the Fund's custodian fees were reduced by $126 and $553, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Ownership of the Fund

As of September 30, 2007, the DWS Moderate Allocation, DWS Conservative Allocation and DWS Growth Allocation Funds held 28%, 17% and 10%, respectively, of the total shares outstanding of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	381,280	$ 3,736,649	111,545	$ 1,095,741
Class B	22,563	219,970	8,213	79,919
Class C	68,448	668,520	93,049	911,872
Class S	481,264	4,680,074	127,247	1,240,809
Institutional Class	1,335,129	12,974,873	1,434,175	14,049,830
		$ 22,280,086		$ 17,378,171
Shares issued to shareholders in reinvestment of distributions
Class A	5,505	$ 53,264	1,601	$ 15,626
Class B	578	5,618	286	2,807
Class C	1,814	17,595	755	7,413
Class S	6,777	65,668	3,090	30,221
Institutional Class	118,048	1,140,476	106,556	1,040,377
		$ 1,282,621		$ 1,096,444
Shares redeemed
Class A	(52,847)	$ (512,881)	(6,558)	$ (66,942)
Class B	(3,245)	(31,449)	(1,949)	(18,978)
Class C	(32,349)	(314,605)	(2,107)	(20,585)
Class S	(70,750)	(697,753)	(38,007)	(370,537)
Institutional Class	(1,040,475)	(10,136,550)	(1,173,183)	(11,324,059)
		$ (11,693,238)		$ (11,801,101)
Redemption fees		$ 659		$ 3,236
Net increase (decrease)
Class A	333,938	$ 3,277,143	106,588	$ 1,047,661
Class B	19,896	194,139	6,550	63,748
Class C	37,913	371,510	91,697	898,700
Class S	417,291	4,048,537	92,330	900,493
Institutional Class	412,702	3,978,799	367,548	3,766,148
		$ 11,870,128		$ 6,676,750

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and the Shareholders of DWS Inflation Protected Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Inflation Protected Plus Fund (the "Fund") at September 30, 2007, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 28, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.01 per share from net long-term capital gains during its year ended September 30, 2007, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Institutional Class shares) was in the 1st quartile of the applicable Lipper universe for each of the six-month and one-year periods ended December 31, 2006. The Board also observed that the Fund has outperformed its benchmark in the six-month and one-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		75
Henry P. Becton, Jr. (1943) Board Member since 1990	President (prior to October 1, 2007) and Vice Chair (as of October 1, 2007), WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	75
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	75
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	75
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	75
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	75
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	75
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	75
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	75
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	75
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	75
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		73
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	81
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 859	23339C 842
Fund Number	454	654	754	2354	854

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2007, DWS Inflation Protected Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INFLATION PROTECTED PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$60,375	$0	$0	$0
2006	$62,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$73,180	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$73,180	$15,000	$88,180

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 4, 2007